UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 2, 2007 (February 2, 2007)
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas (Address of principal executive offices)	77057 (Zip Code)
(713) 780-9926
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 2, 2007, the Trico Marine Services, Inc. (the “Company”) issued a press release pursuant to Rule 135c of the Securities Act of 1933 to announce the pricing of the Company’s previously announced sale of $125,000,000 aggregate principal amount of its Senior Convertible Debentures due 2027 (the “Debentures”) to the initial purchasers of the Debentures. The Debentures will be resold to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Act”). The Company also has granted the initial purchasers a 30-day option to purchase up to an additional $25,000,000 aggregate principal amount of the Debentures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
        99.1 Press Release dated February 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi Varma
Rishi Varma
General Counsel, Secretary and Director of Corporate Governance

Dated: February 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2007